                                      Exhibit A

     Each of the undersigned hereby agrees that Amendment No. 1 to the Schedule 13G filed on the date hereof with respect to the shares of Common Stock of Garden Botanika, Inc. has been filed on behalf of the undersigned.

Signature:


     Dated February 12, 1997


                              Oak Investment Partners IV,
                              Limited Partnership

                              By:  Oak Associates IV, LLC,
                                   As General Partner



                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------
                                   Managing Member

                              Oak Associates IV, LLC


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------
                                   Managing Member



                              Oak IV Affiliates Fund, Limited
                              Partnership



                              By:  Oak IV Affiliates, As General
                                   Partner


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------
                                   General Partner


                              Oak IV Affiliates


                              By:  /s/ Edward F. Glassmeyer
                                   ------------------------------
                                   General Partner

                              OAK MANAGEMENT CORPORATION



                         By:  /s/ Edward F. Glassmeyer
                              ------------------------------
                              Name:     Edward F. Glassmeyer
                              Title:    President


                              /s/ Bandel L. Carano
                              ------------------------------
                              Bandel L. Carano




                              /s/ Gerald R. Gallagher
                              ------------------------------
                              Gerald R. Gallagher



                              /s/ Edward F. Glassmeyer
                              ------------------------------
                              Edward F. Glassmeyer



                              /s/ Ann H. Lamont
                              ------------------------------
                              Ann H. Lamont



                              /s/ Eileen M. More
                              ------------------------------
                              Eileen M. More